Fiscal Second Quarter 2023 Supplemental Slides Exhibit 99.1

October 20, 2022 Disclaimer Forward Looking Statements This presentation contains forward-looking statements including, but not limited to, statements regarding our short-term and long-term financial targets, expectations and objectives; business outlook, opportunities and strategies; customer demand and market expansion; strategies related to our products and technology; industry growth rates; software trends; planned acquisitions and buybacks; and the continued impact of the COVID-19 pandemic. These statements involve risks, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in our forward-looking statements. Such risks, uncertainties and factors include, but are not limited to: risks from the continued effect of the COVID-19 pandemic on the global economy and on our business, operations and financial condition; risks and compliance obligations relating to the global nature of our operations; macroeconomic conditions and uncertainty in the global economy; fluctuation of our operating results; the ability to integrate acquisitions, including BluJay Solutions; and more. Additional information on potential risks, uncertainties and other factors that could affect our results is included in filings we make with the Securities and Exchange Commission from time to time, including in the section entitled "Risk Factors" in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q. We undertake no duty, and do not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes were presented on each page of this presentation. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included.

Second Quarter Fiscal 2023 Results $161M Q2 2023 Total Revenue (1) On a constant currency basis  $132M Q2 2023 Subscription Revenue 11% Subscription Revenue % of Total Revenue 82% Q2 2023 Subscription Revenue Growth(1)

Second Quarter Fiscal 2023 Results $48M Q2 2023 Adjusted EBITDA including $6M investment spend(1) $41M Adjusted Unlevered Free Cash Flow 84% Adjusted Free Cash Flow as % of Adjusted EBITDA 30% Q2 2023 Adjusted EBITDA Margin including $6M investment spend(1) (1) Includes investments in Sales & Marketing and the Systems Integrators ecosystem

Second Quarter Fiscal 2023 Year-over-Year Non-GAAP Pro Forma Revenue October 20, 2022 Q2 Total Revenue organic Y/Y growth of 7% and CC Y/Y growth of 9% Constant Currency (CC): Prior year FX rates applied to current year actuals to normalize for FX impact $ in millions.  Please refer to appendix for non-GAAP reconciliation Pro-forma revenue includes the pre-acquisition revenue in Q2 from Blujay and Logistyx Subscription Revenue Total Revenue Q2 Subscription organic Y/Y growth of 9% and CC Y/Y growth of 11%

Second Quarter Fiscal 2023 Year-over-Year Non-GAAP Pro Forma Gross Margin Strategic SI Spend includes training staff and developing go to market capabilities within the system integrator ecosystem Logistyx Transition includes costs associated with upgrading legacy Logistyx products to a common platform integrated with e2open’s common infrastructure Timing of Merit Increases - as previously disclosed, merit increases and promotions occurred in FY2Q this year vs. FY3Q in prior year, leading to higher year over year costs this year due to the timing difference representing both the September 2021 and June 2022 merit and promotions.  $ in millions Please refer to appendix for non-GAAP reconciliation

Investment Spend includes the FY2Q portion of the previously disclosed systems integrator ecosystem, marketing and internal support for investment spend expected to total $20M for FY23 Logistyx Transition includes costs associated with upgrading legacy Logistyx products to a common platform integrated with e2open’s common infrastructure Timing of Merit Increases - as previously disclosed, merit increases and promotions occurred in FY2Q this year vs. FY3Q in prior year, leading to higher year over year costs this year due to the timing difference representing both the September 2021 and June 2022 merit and promotions.  $ in millions Please refer to appendix for non-GAAP reconciliation Second Quarter Fiscal 2023 Year-over-Year Non-GAAP Pro Forma Adjusted EBITDA

$ in millions As of April 2022 As of July 2022 Today – Oct 2022 Subscription Revenue (Constant Currency) $545 - $553 $545 - $553  $545 - $553  Subscription Revenue  - $538 - $546 $535 - $543 Total Revenue (Constant Currency) $681 - $689 $681 - $689  $681 - $689 Total Revenue    - $672 - $680 $668 - $676 Gross Profit Margin (Constant Currency) 69 - 71% 69 - 71%  69 - 71%  Gross Profit Margin(1) - 68 - 70% 68 - 70% Adjusted EBITDA (excluding investment spend) $237 - $243 $237 - $243 $237 - $243 Adjusted EBITDA Margin 35% 35 – 36% 35 – 36% Strategic Investments $(20) $(20) $(20) Adjusted EBITDA (including $20M investment spend) $217 - $223  $217 - $223 $217 - $223 Implied Adjusted EBITDA Margin 32% 32 – 33% 32 – 33% (1) Includes an approximate 50 basis point negative impact from foreign exchange rate fluctuations and approximate $6 million investment in the Systems Integrators ecosystem Fiscal 2023 Full Year Guidance

Analyst recognition

Leaders Category in 5 IDC MarketScapes and a Nucleus Value Matrix

IDC MarketScape: Worldwide Holistic Supply Chain Planning 2022 Vendor Assessment, Doc #US49578717, 9/21/2022



IDC MarketScape: Worldwide Supply Chain Demand Planning 2022 Vendor Assessment, Doc # US47619722, 9/1/2022



IDC MarketScape: Worldwide Supply Chain Supply Planning 2022 Vendor Assessment, Doc #US47620822, 9/19/2022



IDC MarketScape: Worldwide Supply Chain Inventory Optimization 2022 Vendor Assessment, Doc #US49568517, 9/14/2022



IDC MarketScape: Worldwide Supply Chain Sales and Operations Planning 2022 Vendor Assessment, Doc #US49568417, 9/8/2022



NUCLEUS RESEARCH

Control Tower Value Matrix



IDC MarketScape vendor analysis model is designed to provide an overview of the competitive fitness of ICT suppliers in a given market. The research methodology utilizes a rigorous scoring methodology based on both qualitative and quantitative criteria that results in a single graphical illustration of each vendor's position within a given market. The Capabilities score measures vendor product, go-to-market and business execution in the short-term. The Strategy score measures alignment of vendor strategies with customer requirements in a 3-5-year timeframe. Vendor market share is represented by the size of the icons.

e2open

Confidential. © e2open, LLC. 9

Appendix

Reconciliation of Proforma Revenue Second Quarter FY2023

(in millions)	Q2 FY2023	Q2 FY2022[1]	$ Var	%Var
Total GAAP Revenue	160.7	78.1	82.6	105.8%
Deferred revenue purchase accounting adjustment[2]	-	14.2	(14.2)	n/m
BluJay pre-acquisition revenue	-	48.8	(48.8)	n/m
Logistyx pre-acquisition revenue	-	9.4	(9.4)	n/m
Total non-GAAP revenue	160.7	150.6	10.1	6.7%
Constant currency FX impact [4]	3.2	-	3.2	n/m
Total non-GAAP revenue (constant currency basis) [3]	$163.9	$150.6	$13.3	8.9%
GAAP Subscription Revenue	131.6	61.7	69.9	113.3%
Deferred revenue purchase accounting adjustment [2]	-	14.2	(14.2)	n/m
BluJay pre-acquisition revenue	-	38.8	(38.8)	n/m
Logistyx pre-acquisition revenue	-	6.4	(6.4)	n/m
Non-GAAP subscription revenue	131.6	121.2	10.5	8.6%
Constant currency FX impact [4]	2.5	-	2.5	n/m
Non-GAAP subscription revenue (constant currency basis)[3]	$134.2	$121.2	$13.0	10.7%

(1) Non-GAAP proforma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021.

(2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023.

(3) Constant Currency refers to pro-forma amounts excluding translation and transactional impacts from foreign currency exchange rates.

(4) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period)

e2open

October 20, 2022 11

Reconciliation of Proforma Gross Profit Second Quarter FY2023

(in millions)	Q2 FY2023	Q2 FY2022[1]	$ Var	% Var
GAAP Gross profit	**77.4**	**38.5**	**38.9**	**101.0%**
Deferred revenue purchase accounting adjustment (2)	-	14.2	(14.2)	n/m
Depreciation and amortization	28.6	14.9	13.7	n/m
Share-based compensation (5)	0.1	0.2	(0.1)	n/m
Non-recurring/non-operating costs (6)	0.7	0.2	0.5	n/m
Non-GAAP gross profit	**$106.9**	**$68.1**	**$38.7**	**56.9%**
BluJay pre-acquisition gross profit	-	32.4	(32.4)	n/m
Logistyx pre-acquisition gross profit	-	4.6	(4.6)	n/m
Total non-GAAP gross profit (3)	**$106.9**	**$105.2**	**$1.7**	**1.6%**
Non-GAAP Gross Margin % (3)	***66.5%***	***69.9%***		
Constant currency FX impact (4)	1.3	-	1.3	n/m
Total non-GAAP gross profit (constant currency basis)	**$108.2**	**$105.2**	**$3.0**	**2.9%**
Non-GAAP Gross Margin % (constant currency basis)	***66.0%***	***69.9%***		

(1) Non-GAAP proforma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021.

(2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023.

(3) Constant Currency - Excluding the Impact of Foreign Currency refers to pro-forma amounts, which include translation and transactional impacts from foreign currency exchange rates.

(4) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period)

(5) Reflects non-cash, long-term share-based compensation expense, primarily related to senior management.

(6) Primarily includes other non-recurring expenses such as systems integrations and consulting and advisory fees.

October 20, 2022 12

Reconciliation of Proforma EBITDA Second Quarter FY2023

(in millions)	Q2 FY2023	Q2 FY2022[1]	$ Var	% Var
Net income (loss)	**(409.6)**	**(24.0)**	**(385.6)**	**n/m**
Interest expense, net	17.3	6.0	11.3	186.6%
Income tax benefit	(113.7)	6.0	(119.7)	n/m
Depreciation and amortization	54.1	20.8	33.3	160.1%
EBITDA	**($451.9)**	**$8.8**	**($460.7)**	**n/m**
Deferred revenue purchase accounting adjustment (2)	-	14.2	(14.2)	n/m
Share-based compensation (5)	5.2	2.5	2.6	103.2%
Non-recurring/non-operating costs (6)	2.7	2.1	0.7	n/m
Acquisition-related adjustments (7)	5.6	7.2	(1.6)	n/m
Change in tax receivable agreement liability (8)	(8.1)	0.6	(8.7)	n/m
Change in fair value of warrant liability (9)	(15.2)	(18.7)	3.6	n/m
Change in fair value of contingent consideration (10)	(7.3)	16.8	(24.0)	n/m
Goodwill impairment	514.8	0.0	514.8	n/m
Fixed asset impairment adjustment	2.4	0.0	2.4	n/m
Adjusted EBITDA	**$48.3**	**$33.5**	**$14.8**	**44.3%**
BluJay pre-acquisition EBITDA and other (11)	-	17.0	(17.0)	n/m
Logistx pre-acquisition EBITDA and other (11)	-	(0.2)	0.2	n/m
Total adjusted EBITDA (3)	**$48.3**	**$50.4**	**($2.0)**	**-4.0%**
Adjusted EBITDA Margin % (3)	***30.1%***	***33.5%***		
Constant currency FX impact (4)	(0.9)	-	(0.9)	n/m
Total adjusted EBITDA (constant currency basis)	**$47.5**	**$50.4**	**($2.9)**	**-5.8%**
Adjusted EBITDA Margin % (constant currency basis)	***29.0%***	***33.5%***		

(1) Non-GAAP proforma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021.

(2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023.

(3) Constant Currency - Excluding the Impact of Foreign Currency refers to pro-forma amounts, which include translation and transactional impacts from foreign currency exchange rates.

(4) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period)

(5) Reflects non-cash, long-term share-based compensation expense, primarily related to senior management.

(6) Primarily includes other non-recurring expenses such as systems integrations and consulting and advisory fees.

(7) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including costs related to the Business Combination, as well as the BluJay and Logistyx acquisitions.

(8) Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest.

(9) Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants.

(10) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter.

(11) Includes Revenue and Adjusted EBITDA for Logistyx and BluJay Solutions for the pre-acquisition periods, as well as an adjustment for deferred commissions for adoption of ASC 606.

e2open

October 20, 2022 13

October 20, 2022 Second Quarter FY 2023 Adjusted Unlevered Free Cash Flow Conversion(1) ($ in millions) Q2 FY2023 Adjusted EBITDA $48.3 Normalized capital expenditures (7.7) Adjusted Unlevered Free Cash Flow $40.6 Non-GAAP revenue $160.7 Free Cash Flow % of revenue 25.3% Free Cash Flow % of adjusted EBITDA 84.1%   Capital expenditures $(12.3) Less M+A related capital expenditures (2) 4.6 Normalized capital expenditures $(7.7) (1)        Adjusted unlevered free cash flow is a performance metric that illustrates the cash available through the operations of the business after normalized capital expenditures excluding interest, taxes, acquisition-related expenses and non-recurring/non-operating costs. Non-cash expenses are also excluded from this metric. Non-cash expenses include changes in the tax receivable agreement liability, changes in the fair value of warrants, changes in the fair value of contingent consideration and share-based compensation.  (2)       Primarily includes hardware and software purchases for integrating data center operations of newly acquired companies